PRUDENTIAL'S GIBRALTAR FUND, INC.
                        Supplement, Dated August 25, 2000
                                       To
                          Prospectus, Dated May 1, 2000

     At a recent meeting of the Board of Directors (the "Board") of Prudential's Gibraltar Fund (the "Fund"), the Board endorsed a proposal made by Prudential Investments management to transfer responsibility for the equity management of various Prudential mutual funds, including the Fund, from The Prudential Investment Corporation ("PIC") to Jennison Associates LLC ("Jennison"). PIC and Jennison are both affiliated companies of The Prudential Insurance Company of America ("Prudential"). This change is part of a reorganization of the equity asset management business within Prudential. In addition, the Fund will undergo a change regarding its portfolio manager. Jeffrey Siegel will assume responsibility as the Fund's new portfolio manager. Mr. Siegel, an Executive Vice President, joined Jennison in June 1999 after eleven years at TIAA-CREF where he was a portfolio manager and analyst. Prior to TIAA-CREF, Jeff worked as an analyst at Equitable Capital Management and also held positions at Chase Manhattan and First Fidelity Bank. Jeff received his B.A. from Rutgers University in 1985.